UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014 (June 9, 2014)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Intrexon Corporation (the “Company”), upon recommendation of the Board of Directors of the Company, the Company’s shareholders approved the Company’s Amended and Restated 2013 Omnibus Incentive Plan (as amended and restated, the “Plan”), which provides for the issuance of an additional 3 million shares of the Company’s common stock under the Plan.

A description of the material terms of the Plan and of the awards agreements thereunder is set forth on pages 27 through 33 of the definitive Proxy Statement on Schedule 14A for the Annual Meeting that was filed with the Securities and Exchange Commission on April 29, 2014, which description is incorporated by reference herein. The description of the Plan and of the awards agreements thereunder is qualified in its entirety by reference to the full text of the Plan and of the Form of Restricted Stock Agreement, Form of Incentive Stock Option Agreement and Form of Nonqualified Stock Option Agreement which are attached as Exhibits 10.1 through 10.4, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2014, the Company held its Annual Meeting. At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 20142014, and (iii) approved the Plan.

Proposal 1 – Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal J. Kirk	79,191,622	48,344	11,245	11,719,839
Cesar L. Alvarez	78,466,874	768,515	15,822	11,719,839
Steven Frank	79,222,640	13,150	15,421	11,719,839
Larry D. Horner	79,217,359	18,131	15,721	11,719,839
Jeffrey B. Kindler	79,222,593	14,247	14,371	11,719,839
Dean J. Mitchell	79,221,928	13,362	15,921	11,719,839
Robert B. Shapiro	79,217,432	18,557	15,222	11,719,839
James S. Turley	79,201,662	34,285	15,264	11,719,839

Proposal 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
90,544,738	65,335	360,977	—

Proposal 3 – Approval of the Amended and Restated 2013 Omnibus Incentive Plan, which provides for the issuance of an additional 3 million shares under the Plan.

For	Against	Abstain	Broker Non-Votes
78,142,493	1,071,323	37,395	11,719,839

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Intrexon Corporation Amended and Restated 2013 Omnibus Incentive Plan, effective as of June 9, 2014.

10.2	Form of Restricted Stock Agreement.

10.3	Form of Incentive Stock Option Agreement.

10.4	Form of Nonqualified Stock Option Agreement.

5